Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, Director, Executive Vice President, Chief Financial Officer and Treasurer of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and any additional other filings or documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2017.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk
Director, Executive Vice President, Chief Financial Officer and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, Director and President of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and any additional other filings or documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of March, 2017.

/s/ Blake S. Bostwick
Blake S. Bostwick
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, Director and Chairman of the Board of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and any additional other filings or documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2017.

/s/ Mark W. Mullin
Mark W. Mullin
Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jay Orlandi, Director, Executive Vice President, Secretary and General Counsel of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and any additional other filings or documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2017.

/s/ Jay Orlandi
Jay Orlandi
Director, Executive Vice President, Secretary and General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Schulz, Director, Chief Tax Officer and Senior Vice President of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and any additional other filings or documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of March, 2017.

/s/ David Schulz
David Schulz
Director, Chief Tax Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Katherine A. Schulze, Director, Senior Vice President, Chief Compliance Officer and Deputy General Counsel of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and any additional other filings or documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of March, 2017.

/s/ Katherine A. Schulze
Katherine A. Schulze
Director, Senior Vice President, Chief Compliance Officer and Deputy General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Hopewell, Chief Product Officer and Senior Vice President of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and any additional other filings or documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2017.

/s/ David Hopewell
David Hopewell
Chief Product Officer and Senior Vice President